Mutual Funds	Supplement

Nuveen Mutual Funds

Nuveen International Opportunities Fund

SUPPLEMENT NO. 2

dated August 7, 2025 to the Statutory Prospectus of the Nuveen International Funds dated March 1, 2025

The third paragraph in the section entitled “Principal investment strategies” in the “Summary information” section for the Nuveen International Opportunities Fund (the “Fund”) on page 27 of the Statutory Prospectus is replaced in its entirety with the following:

The Fund is actively managed; however, Advisors regularly reviews the Fund’s sector and country exposure against the Fund’s benchmark index, the MSCI ACWI (All Country World Index) ex USA® Growth Index (the “MSCI ACWI ex USA Growth Index”), to seek to control risk.

The “Average Annual Total Returns” table in the section entitled “Past performance” in the “Summary information” section for the Fund on page 32 of the Statutory Prospectus is replaced in its entirety with the following:

1

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2024

Class name (Inception date)	One year	Five years	Ten years	Class I Since inception (12/04/2015)	Class W Since inception (09/28/2018)
Class R6 (04/12/2013)
Return before taxes	0.72%	3.78%	5.88%	N/A	N/A
Return after taxes on distributions	0.43%	3.11%	5.42%	N/A	N/A
Return after taxes on distributions and sale of Fund shares	0.74%	2.99%	4.76%	N/A	N/A
Class I (12/04/2015)
Return before taxes	0.62%	3.67%	5.80%	5.21%	N/A
Premier Class (04/12/2013)
Return before taxes	0.56%	3.64%	5.74%	N/A	N/A
Retirement Class (04/12/2013)
Return before taxes	0.45%	3.60%	5.68%	N/A	N/A
Class A (04/12/2013)*
Return before taxes	-5.36%	2.17%	4.85%	N/A	N/A
Class W (09/28/2018)
Return before taxes	1.37%	4.39%	6.28%	N/A	5.61%
MSCI ACWI ex USA (reflects reinvested dividends net of withholding taxes but reflects no deductions for fees, expenses or other taxes)	5.53%	4.10%	4.80%	5.82%	4.48%
MSCI ACWI ex USA Growth (reflects reinvested dividends net of withholding taxes but reflects no deductions for fees, expenses or other taxes)	5.07%	3.44%	5.35%	5.95%	4.58%

Current performance of the Fund’s shares may be higher or lower than that shown above.

* The Class A average annual total returns have been restated to reflect a maximum up-front sales charge of 5.75% applicable to the purchase of Class A shares, which was effective as of May 6, 2024.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class, and after -tax returns for other classes will vary.

Effective August 7, 2025, the Fund selected the MSCI ACWI ex USA Growth Index to replace the MSCI ACWI ex USA Index as a Fund benchmark index because it more closely reflects how the Fund is managed. The MSCI ACWI ex USA Index will remain the Fund’s broad-based securities market index.

2

The first sentence in the sub-section entitled “MSCI ACWI ex USA Index” of the section entitled “Additional information about the Funds’ broad-based and benchmark indices” on page 101 of the Statutory Prospectus is replaced in its entirety with the following:

This is the broad-based securities market index for the International Opportunities Fund and the Quant International Small Cap Equity Fund.

The following is hereby added as a new sub-section after the sub-section entitled “MSCI ACWI ex USA Index” of the section entitled “Additional information about the Funds’ broad-based and benchmark indices” on page 101 of the Statutory Prospectus:

MSCI ACWI ex USA Growth Index

This is the benchmark index for the International Opportunities Fund, which is generally representative of the market sectors or types of investments in which the Fund invests. The MSCI ACWI (All Country World Index) ex USA Growth Index captures large- and mid-capitalization securities exhibiting overall growth style characteristics across 22 of 23 Developed Markets (DM) countries (excluding the United States) and 24 Emerging Markets (EM) countries.

3	MGN-TCFIOSTAT-0825P